UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934, as amended

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Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

CKRUSH, INC.

(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CKRUSH, INC.
336 West 37th Street, Suite 410
New York, New York 10018
(212) 564-1111

NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD

January 25, 2007

To the Stockholders of Ckrush, Inc.:

You are cordially invited to attend a special meeting of stockholders of Ckrush, Inc. (the ‘‘Company’’ or ‘‘Ckrush’’), which will be held at 9:30 a.m. on Thursday, January 25, 2007, at the offices of Greenbaum, Rowe, Smith & Davis LLP, located at 99 Wood Avenue, Fourth Floor, Woodbridge, New Jersey 07095. The business to be conducted at the meeting includes:

1.	The approval of the Ckrush, Inc. 2006 Stock Incentive Plan;

2.	The approval of an amendment to the Company’s Certificate of Incorporation (as amended) to increase the authorized shares of the Company’s common stock from One Hundred Million (100,000,000) to Three Hundred Million (300,000,000) shares;

3.	The approval of a reverse stock split of the Company’s outstanding shares of common stock;

4.	The approval of an amendment to the Company’s Certificate of Incorporation (as amended) to create staggered three-year terms for the Board of Directors; and

5.	Transact any other business that may properly come before this meeting.

If you owned Ckrush common stock at the close of business on December 8, 2006, you may attend and vote at the meeting. If you cannot attend the meeting, you may vote by mailing the proxy card in the enclosed postage-paid envelope. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card.

Enclosed are a Proxy Statement, a form of proxy and an addressed return envelope. ALL STOCKHOLDERS, WHETHER OR NOT THEY EXPECT TO BE PRESENT AT THE MEETING, ARE REQUESTED TO VOTE THEIR SHARES. Stockholders who attend the meeting may, if they desire, revoke their proxies and vote in person.

Mailing of this Proxy Statement and the accompanying form of proxy began on December 12, 2006.

By order of the Board of Directors,
/s/ Jeremy Dallow
Jeremy Dallow, President Dated: December 12, 2006

CKRUSH, INC.
336 West 37th Street, Suite 410
New York, New York 10018

December 12, 2006

Dear Stockholder:

You are cordially invited to attend a special meeting of Stockholders of Ckrush, Inc., which will be held on Thursday, January 25, 2007, at 9:30 a.m., at the offices of Greenbaum, Rowe, Smith & Davis LLP located at 99 Wood Avenue, Fourth Floor, Woodbridge, New Jersey 07095.

The principal business of the meeting will be (i) to approve the Ckrush, Inc. 2006 Stock Incentive Plan; (ii) to approve an amendment to the Company’s certificate of incorporation to increase the authorized shares of common stock from 100,000,000 to 300,000,000; (iii) to approve a reverse stock split of the Company’s outstanding common stock; (iv) to approve an amendment to the Company’s certificate of incorporation to create staggered three-year terms for the Board of Directors; and (v) to transact any other business that may properly come before the meeting or any postponement or adjournment thereof.

Whether you plan to attend the meeting or not, please submit your proxy either by telephone, Internet or mail so that your shares will be voted at the meeting. If you decide to attend the meeting, you may, of course, revoke your proxy and personally cast your votes.

Thank you for your continued interest in Ckrush.

Sincerely yours,

/s/ Jeremy Dallow
Jeremy Dallow President

About the Special Meeting

Q:	Who is soliciting my vote?

A:	The Board of Directors of Ckrush, Inc. is soliciting your vote for the Special Meeting of Stockholders.

Q:	Who is entitled to vote?

A:	Stockholders of record at the close of business on December 8, 2006 may vote.

Q:	How many votes do I have?

A:	You have one vote for each share of common stock you owned on December 8, 2006.

Q:	How many votes can be cast by all stockholders?

A:	There were 85,166,623 shares of common stock outstanding that can be voted as of the close of business on December 8, 2006. In addition, there were 399,752 shares of Series D stock outstanding, all held by our President, Jeremy Dallow, Series D shares are entitled to 50 votes each and therefore represent 19,987,600 votes.

Q:	How many shares must be represented to hold the meeting?

A:	A majority of the outstanding common and Series D preferred shares, or 52,577,113, must be represented to hold the meeting. Shares are counted as present at the meeting if the shareholder: (1) is present and votes in person at the meeting; or (2) has properly submitted a proxy card. Proxies marked as abstentions, withhold or as broker non-votes will be treated as shares present for purposes of determining whether a quorum is present. If a quorum is not present, the chairman of the meeting or the holders of a majority of the stock present or represented at the meeting may adjourn the meeting until a quorum is present.

Q:	How many votes are needed to elect directors and to approve the proposals?

A:	The proposals to adopt the 2006 Stock Incentive Plan and to effect a reverse stock split will be approved if the votes cast in favor exceed the votes cast against the matter. The proposals to amend the Certificate of Incorporation to increase the authorized shares of common stock and to create staggered terms for the Board of Directors will be approved if a majority of the shares eligible to vote (52,577,113) vote in favor of the proposals.

Q:	How do I vote?

A:	You may vote either in person at the annual meeting or by proxy, whether or not you attend the meeting. If you hold your Ckrush, Inc. common stock certificates directly in your name, you may vote by signing and returning the accompanying proxy in the enclosed postage-paid envelope. We must receive it before the polls close at the annual meeting. If your shares of Ckrush, Inc. common stock are registered in the name of a bank, broker or other nominee, you must vote your shares using the method(s) available through that organization.

Q:	Can I change my vote or revoke my proxy?

A:	Yes. Just send in a new signed proxy card with a later date or send a written notice of revocation to the Secretary of Ckrush, Inc. If you attend the meeting and want to vote in person, you can request a ballot and direct that your previously submitted proxy not be used. Otherwise, your attendance itself does not constitute a revocation of your previously submitted proxy.

Q:	What if I vote ‘‘abstain?’’

A:	A vote to abstain has no effect on the votes required to elect directors or to approve the other proposals.

Q:	Can my shares be voted if I do not return my proxy and do not attend the annual meeting?

A:	If your shares are registered in your name, the answer is no. If you do not vote shares registered in the name of a bank, broker or other nominee, you may direct your broker to vote your shares. A broker non-vote is counted as a vote to abstain.

Q:	How are the votes counted?

A:	Votes cast by proxy are tabulated prior to the meeting by the holders of the proxies. Inspectors of election appointed at the meeting count the votes and announce the results. The proxy agent reserves the right not to vote any proxies that are altered in a manner not intended by the instructions contained in the proxy.

Q:	Could other matters be decided at the meeting?

A:	We do not know of any other matters that will be considered at the meeting. For any matters that do properly come before the meeting, your shares will be voted at the discretion of the proxy holder.

Q:	Who can attend the meeting?

A:	The meeting is open to all interested parties.

The Company

Ckrush, Inc. is a cutting edge entertainment and digital media group seeking to capitalize on the global convergence of the traditional entertainment industry and the ‘‘participatory pop culture’’ revolution of online communities and digital technology. The Company produces feature films, sports programs and other content that target young adults, a highly coveted entertainment industry demographic. Our ‘‘LiveMansion.com’’ is a fully interactive social network. Our feature film comedies include ‘‘Artie Lange’s Beer League’’, National Lampoon’s ‘‘TV the Movie’’ and National Lampoon’s ‘‘Pledge This’’. In addition, we promote and distribute televised sports events and other programming through pay-per-view, video-on-demand and other retail channels. Our principal executive offices are located at 337 West 37th Street, Suite 410, New York, New York 10018 and our telephone number is (212) 564-1111. Our web site address is www.ckrush.net.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock, by:

each person known to beneficially own more than five percent of any class of the Company’s voting stock;

each director and executive officer of the Company; and

all directors and executive officers as a group.

Name and Address of Beneficial Owner as of October 1, 2006	Amount and Nature of Beneficial Ownership(1)		Beneficial Ownership Percentage(1)
Directors and Officers
Roy Roberts, CEO, Director	1,408,889	(2)	1.6%
Jeremy Dallow, President, Director	8,726,111	(3)	9.3%
Jan E. Chason, Executive Vice President, CFO	1,437,500	(4)	1.7%
Richard Asher, Director	250,000	(5)	0.3%
Jerry Gilbert, Director	100,000	(6)	0.1%
Philip Glassman, Director	100,000	(6)	0.1%
Jonathan Schwartz, Director	110,000	(6)	0.1%
All Directors and officers as a Group (7 persons)	12,132,500		12.5%
Other Shareholders
MLC Consultants, LLC	22,384,755		20.8%

Except as otherwise noted, the Company believes that the persons listed below have sole investment and voting power with respect to the capital stock owned by them. Except for MLC Consultants, LLC, which has an address at 10 Westview Road, Short Hills, NJ 07078, each owner has an address c/o the Company at 336 W. 37th Street, Suite 410, New York, NY 10018.

(1)	For purposes of this table, ‘‘beneficial ownership’’ is determined in accordance with the Instructions to Item 403 of Regulation S-B under the Securities Act of 1933, as amended (the ‘‘Securities Act’’), pursuant to which a person or group of persons is deemed to have ‘‘beneficial ownership’’ of any shares of common stock that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days are deemed to be outstanding and beneficially owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Due to this method of computation and the fact that the number of shares of common stock issuable upon the exercise of outstanding options, warrants and preferred stock is large relative to the number of shares of common stock currently outstanding, the sum of these percentages exceeds 100%.

(2)	Includes options exercisable within 60 days to acquire 1,333,200 shares of common stock.

(3)	Includes options exercisable within 60 days to acquire 8,416,500 shares of common stock. Does not include 399,752 shares of Series D Preferred, which do not contain any conversion rights, but have the voting equivalent of 50 shares of common stock per share of Series D for an aggregate of 19,987,600 votes.

(4)	Includes options exercisable within 60 days to acquire 1,124,850 shares of common stock.

(5)	Includes options exercisable within 60 days to acquire 250,000 shares of common stock.

(6)	Includes options exercisable within 60 days to acquire 100,000 shares of common stock.

PROPOSAL 1

APPROVAL OF 2006 LONG-TERM INCENTIVE PLAN

The Board of Directors of Ckrush approved the adoption of the Ckrush, Inc. 2006 Long-Term Incentive Plan (the ‘‘2006 Plan’’) as of June 12, 2006. The purpose of the 2006 Plan is to attract and retain qualified individuals and to align their interests with those of the stockholders by providing certain employees of the Company and its affiliates and members of the Board with the opportunity to receive stock-based and other long-term incentive grants.

Plan Description

This summary of material terms of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which is attached hereto as Appendix A. Stockholders are encouraged to carefully review the 2006 Plan.

Awards.    The 2006 Plan provides for the grant of incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), and nonqualified stock options, stock appreciation rights, restricted stock awards, performance awards and other stock-based awards which may be payable in shares, cash, other securities or any other form of property as may be determined by the Compensation Committee (or such other committee comprised of independent directors of the Company as our Board of Directors may designate), in each case as such terms are defined in the 2006 Plan. All employees, officers, directors, consultants, or other persons who provide substantial services to the Company are eligible to participate in the 2006 Plan. The Company has granted options to purchase 12,300,000 shares of common stock to its officers an employee and a consultant and independent directors. In the event the 2006 Plan is approved by our Stockholders, certain of these options will be incentive stock options. If the 2006 Plan is not so approved, the options will be nonqualified options under the Code.

Shares Available.    An amount equal to 10% of our outstanding shares of common stock will be reserved for issuance under the 2006 Plan,. If any shares subject to any award are forfeited or the award otherwise terminates without the issuance of the shares subject to the award, those unissued shares, to the extent of any such forfeiture or termination, generally will again be available for grant under the 2006 Plan.

Plan Administration.    Subject to the express provisions of the 2006 Plan, the Compensation Committee of the Board of Directors has full discretion to interpret the 2006 Plan. In so doing, the Compensation Committee has the authority to:

•	determine the eligible persons to whom, and the time or times at which, awards shall be granted;

•	determine the types of awards to be granted;

•	determine the number of shares to be covered by, or used for reference purposes, for each award;

•	Impose terms, limitations, restrictions and conditions on any award as deemed appropriate;

•	adjust the number of and type of shares available for awards under the 2006 Plan, the number and type of shares subject to outstanding awards, and the exercise price with respect to any award in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin-off, combination, repurchase or exchange of shares or other securities of the Company, or similar corporate transaction; provided, however, that any fractional shares resulting from any such adjustment shall be rounded to the nearest whole number;

•	to prescribe, amend and rescind rules and regulations relating to the 2006 Plan;

•	to use such objective or subjective factors as it determines to be appropriate, in its sole discretion; and

•	to make all other determinations deemed necessary or advisable for the administration of the 2006 Plan.

The determinations of the Compensation Committee pursuant to its authority under the 2006 Plan will be conclusive and binding, subject to any restrictions on its authority set forth in the Compensation Committee’s Charter.

Options; Stock Appreciation Rights.    Options to purchase shares of our common stock may be granted under the 2006 Plan, either alone or in addition to other awards. The exercise price of an option is determined by the Compensation Committee in its sole discretion, but in the case of incentive stock options within the meaning of Section 422 of the Code may not be less than the fair market value of a share of our common stock on the date the option is granted. The term of each option is fixed by the Compensation Committee in its sole discretion, but no stock option may be exercised more than 10 years after the date the option is granted. Options are exercisable at such time or times as determined by the Compensation Committee. Subject to the other provisions of the 2006 Plan and any applicable award agreement, any option may be exercised by the participant upon payment by delivery of cash, shares of our common stock or other consideration having a fair market value on the exercise date equal to the total option price, or by any combination thereof permitted in the applicable award agreement.

The aggregate fair market value of the shares of our common stock with respect to which incentive stock options held by any participant may become exercisable for the first time by such participant during any calendar year under the 2006 Plan, cannot exceed $100,000, determined at the time of grant, or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code.

In general, if a 2006 Plan participant’s employment is terminated, other than for death, disability or specified actions initiated by the Company, all of the participant’s options that are not vested are forfeited and all vested options may be exercised within 90 days following termination or they will terminate.

Stock appreciation rights may be granted to participants either alone or in addition to other awards and may, but need not, relate to a specific option. If any stock appreciation right relates to an option, the stock appreciation right or applicable portion thereof will terminate and will not be exercisable upon the termination or exercise of the related option, except that any stock appreciation right granted with respect to less than the full number of shares covered by a related option will not be reduced except to the extent that the number of shares affected by the exercise or termination of the related option exceeds the number of shares not covered by the stock appreciation right. Any option related to any stock appreciation right will no longer be exercisable to the extent the related stock appreciation right has been exercised. Stock appreciation rights are payable in cash or our common stock. The Compensation Committee may impose additional conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Performance Awards.    Performance-based awards may be issued to participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2006 Plan. The performance criteria to be achieved during any performance period under the 2006 Plan and the length of the performance period are determined by the Compensation Committee. Performance awards are paid only after the end of the relevant performance period, if the applicable performance criteria are met. Performance awards may be paid in cash, shares of our common stock, other property or any combination thereof, as determined by the Compensation Committee, in its sole discretion, at the time of payment. Performance awards may be paid in a lump sum or in installments following the close of the performance period.

Other Stock-Based Awards.    Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property may be granted to participants, either alone or in addition to other awards. Other stock unit awards may be paid in shares of common stock or other securities of the Company, cash or any other form of property as the Compensation Committee determines.

Shares of our common stock, including securities convertible into common stock, subject to other stock-based awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law.

Restricted Shares of Common Stock.    Restricted stock awards may be issued to participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the 2006 Plan. Except as otherwise determined by the Compensation Committee at the time of grant, upon termination of employment for any reason during the restriction period, all restricted stock awards still subject to restriction are forfeited by the participant and reacquired by the Company.

Change in Control.    In the event of a change in control, all outstanding awards will become immediately and fully exercisable (or in the case of restricted stock awards, performance awards or other stock unit awards, fully vested and all restrictions will immediately lapse). In addition, the Compensation Committee, in its sole discretion, may provide for a cash payment to be made to a participant upon consummation of the change in control for certain outstanding awards held by such participant, determined on the basis of the value that would be received in such change in control by the holders of the Company’s securities relating to such awards.

The Compensation Committee, in its discretion, may cancel all outstanding options under the 2006 Plan and, in lieu thereof, provide for the payment to each holder of an outstanding option, whether or not then exercisable, an amount equal to the product of (1) the excess of the price per share paid to stockholders in connection with such change in control over the purchase price per share under the option multiplied by (2) the number of shares subject to such option.

The 2006 Plan defines ‘‘change in control’’ to mean, generally:

•	the consummation of any merger by the Company into another corporation or corporations which results in the stockholders of the Company immediately prior to such transaction owning less than 51% of the surviving corporation;

•	the consummation of any acquisition of all or substantially all of the assets of the Company by any person, corporation or other entity or group acting jointly;

•	the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company and rights, options warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group acting jointly to elect a majority of the members of our Board of Directors, as then constituted; or

•	the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 51% or more of the combined voting power of the Company’s then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition is expressly approved by resolution of our Board of Directors.

Other Provisions.    The Board of Directors may amend, suspend or terminate the 2006 Plan or the Compensation Committee’s authority to grant awards under the 2006 Plan, but no amendment, alteration or discontinuation may be made (a) without the approval of the Company’s stockholders if such approval is required under any applicable law, rule or regulation, or (b) without the appropriate participant’s consent if it would impair rights under an award previously granted.

The Compensation Committee is authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or nonrecurring events affecting the company or its financial statements or changes in applicable laws, regulations or accounting principles.

The 2006 Plan also provides that, if the Compensation Committee determines at the time a restricted stock award, a performance award or another stock unit award is granted to an individual that the individual is, or may be, as of the end of the tax year in which the Company would claim a tax deduction related to the award, a ‘‘covered employee’’ within the meaning of Section 162(m) of the Code, then the Committee may condition the lapsing of the restrictions and the distribution of cash, stock or other property pursuant to the award upon the Company having a level of net income, excluding specified items, determined by the Committee. The Committee also has the discretion to reduce, but not increase, the final amount of any performance award or other stock unit award based on such criteria as individual and Company performance.

The awards to be made in the future to current or future participating officers will be decided at that time and cannot be determined at this time. The actual awards will depend on a number of factors, including an individual’s potential contribution to the business, compensation practices at the time, retention issues and the Company’s stock price.

Certain Federal Income Tax Consequences.    The following is a brief summary of certain federal income tax consequences of certain transactions contemplated under the 2006 Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

In general: (i) no income will be recognized by an optionee at the time a nonqualified option is granted; (ii) at the time of exercise of a nonqualified option, ordinary income will be recognized by the optionee in an amount equal to the difference between the purchase price paid for the shares and the then fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be recognized as either short-term or long-term capital gain (or loss) by the optionee depending on how long the shares have been held. No income generally will be recognized by an optionee upon the grant or qualifying exercise of an incentive stock option. However, for purposes of calculating the optionee’s alternative minimum tax, if any, the difference between the fair market value of the shares at the time of exercise and the purchase price constitutes an item of preference. If shares are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares, any amount realized in excess of the purchase price will be recognized by the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the purchase price paid for the shares. Any further gain (or loss) realized by the optionee generally will be recognized as short-term or long-term gain (or loss) depending on the holding period.

No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to recognize ordinary income in the year of exercise in an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares, received pursuant to the exercise.

A recipient of a restricted stock award generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares, reduced by any amount paid for the shares by the recipient, at such time as the shares are no longer subject to either a substantial risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares to the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the date of transfer of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over the purchase price paid for the shares.

Generally, no income will be recognized by a participant in connection with the grant of a performance award or other stock-based award. Subject to the specific terms of the award, when the award is paid to the participant, the participant normally will be required to include as ordinary income in the year of payment an amount equal to the amount of any cash, and the fair market value of any nonrestricted shares of common stock, actually or constructively received.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an ‘‘excess parachute payment’’ within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation under Section 162(m) of the Code on compensation paid to specified executive officers and (ii) any applicable reporting obligations are satisfied. Section 162(m) of the Internal Revenue Code limits the federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers of a publicly held corporation (the ‘‘covered employees’’) to $1 million per fiscal year, with exceptions for certain performance-based compensation made under qualifying, shareholder-approved plans. The 2006 Plan is designed so that certain stock option awards, restricted stock awards, performance awards and other stock-based awards under the 2006 Plan will constitute performance-based compensation for purposes of Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE ADOPTION OF THE CKRUSH, INC. 2006 LONG-TERM INCENTIVE PLAN.

PROPOSAL 2 — AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

The Company’s Board of Directors has proposed an amendment to the Company’s Certificate of Incorporation (as amended) to increase the number of authorized shares of Common Stock, par value $0.01 per share, from 100,000,000 to 300,000,000 shares.

Purpose of Increasing Number of Authorized Shares of Common Stock.    The Company currently has outstanding 84,936,089 shares of common stock plus 1,000 shares of Series E Preferred Stock convertible into 1 million shares of common stock. The Company also has outstanding warrants to purchase 30,693,986 shares of common stock and options held by directors, officers, consultants and employees to purchase 31,849,000 shares of common stock. If the Series E Preferred Stock were converted and all options and warrants were exercised, the Company would require a total of 148,479,075 shares of common stock. The Company therefore needs to increase its authorized shares of common stock above the current amounts of 100,000,000 in order to fulfill its outstanding obligations.

General Corporate Purposes.    In addition to the reasons set forth above, the Company’s Board of Directors believes that it is desirable to have additional authorized shares of Common Stock available for other possible future financings, possible future acquisition transactions and other general corporate purposes. The Company’s Board of Directors believes that having such additional authorized shares of Common Stock available for issuance in the future should give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to its shareholders.

Amendment of Certificate of Incorporation.    The amendment to the Company’s Certificate of Incorporation (as amended) provides for the authorization of Three Hundred Million (300,000,000) additional shares of the Company’s Common Stock. As of November 14, 2006, 84,936,089 shares of the Company’s Common Stock were issued and outstanding.

The amendment to the Company’s Certificate of Incorporation (as amended) shall be filed with the Delaware Secretary of State so that the first paragraph of Article FOURTH of the Certificate of Incorporation (as amended) shall read as follows:

‘‘FOURTH: This Corporation is authorized to issue two (2) classes of shares designated respectively ‘‘Common Stock’’ and ‘‘Preferred Stock’’ and referred to herein as Common Stock or Common Shares and Preferred Stock or Preferred Shares, respectively. The total number of shares of Common Stock this Corporation is authorized to issue is 300,000,000 and each such share shall have a par value of $0.01, and the total number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 and each such share shall have a par value of $0.01. The Preferred Shares may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Shares and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.’’

Advantages and Disadvantages of Increasing Authorized Shares

There are certain advantages and disadvantages of voting for an increase in the Company’s authorized Common Stock. The advantages include:

•	Complying with the terms of the Company’s current obligations, including the Long-Term Incentive Plan being submitted to our Stockholders at this Special Meeting.

•	The ability to raise capital by issuing capital stock.

•	To have shares of Common Stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•	Dilution to the existing shareholders, including a decrease in our net income per share in future periods, if additional shares are issued. This could cause the market price of our stock to decline.

•	The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company’s Board of Directors, at that time.

Current Plans to Issue Common Stock

Except as specified in this Proposal 2, the Company has no existing plans or commitments to issue shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE ITS AUTHORIZED COMMON STOCK.

PROPOSAL 3 — REVERSE STOCK SPLIT

The Board of Directors of the Company unanimously approved an amendment to our Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our Common Stock at an exchange ratio to be determined but will be between one-for-three and one-for-ten. The text of the form of amendment to our Certificate of Incorporation is attached to this information statement as Appendix B. In addition, the Board recommended approval of the reverse stock split and determined that effecting such a reverse split is in the best interests of the Company. The reverse stock split will become effective at 5:00 p.m. Eastern Standard time on the day of the filing of the amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware, which will occur shortly following the special meeting, provided that the reverse stock split is approved by the Stockholders. The Board of Directors will determine the precise exchange ratio at that time. The Board of Directors expects to consider several factors in deciding upon the exact exchange ratio, including without limitation the then-current trading price of the shares, the number of shares outstanding and issuable under outstanding warrants, options and convertible securities, the anticipated impact of the reverse stock split on the trading price of the shares, and the potential for inclusion of our stock on the Nasdaq SmallCap Market.

As a result of the reverse stock split, a number between three and ten shares of outstanding Common Stock will be exchanged for one new share of Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, we are authorized to issue up to a total of 100,000,000 shares of Common Stock, which will increase 300,000,000 on the date that the Amendment to the Certificate of Incorporation is filed to implement Proposal 2 in this Proxy Statement. This reverse stock split will not, by itself, change the number of total authorized shares of our capital stock. In addition to the 85,166,623 shares of common stock issued and outstanding on December 8, 2006, the Board must reserve up to approximately 63,542,986 shares of Common Stock which may be issued upon conversion of other classes of securities, including upon conversion of shares of the Series E Preferred Stock, and upon the exercise of warrants, options or rights, including options and rights granted under our stock option and incentive plans. Except with respect to the shares of Common Stock issuable upon conversion of the Series E Preferred Stock at the request of the holder thereof, or issuable upon the exercise, at the option of the holder, of any options or warrants, or in connection with equity financing activities or our director compensation plan, at present the Board has no other commitment to issue additional shares of Common Stock.

Reasons For The Reverse Stock Split.    The Board believes that the reverse stock split should enhance the acceptability of our Common Stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the reverse stock split is expected to increase the market price of our Common Stock. The expected increased price level may also encourage interest and trading in the Common Stock and possibly promote greater liquidity for our stockholders. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the Common Stock may be adversely affected by the reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a ‘‘going private transaction’’ within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that the reverse stock split is advisable and in the best interests of the Company. Such determination was based upon certain factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock.

Effects Of The Reverse Stock Split.    After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of the Common Stock. However, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests, except to the extent that the reverse split results in any of the stockholders owning a fractional share as described below. Proportionate voting rights in a reverse stock split (other than as a result of rounding up to the nearest whole share in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding voting securities immediately prior to the reverse stock split would continue to hold 2% of the voting power of the outstanding voting securities immediately after the reverse stock split. The number of stockholders of record will not be affected by the reverse stock split. The approximate number of shares of our Common Stock that will be outstanding as a result of the reverse stock split without accounting for fractional shares which will be rounded up to the nearest whole share, will be 8,517,663 for a ten-for-one split, 17,035,325 for a five-for-one split and 28,392,208 for a three-for-one split. Approximately 63,542,986 shares (before giving effect to the reverse stock split) will be reserved for issuance pursuant to the outstanding options, warrants or Series E Preferred Stock and for future issuances under our equity incentive plans. Although the reverse stock split will not affect the rights of stockholders or any stockholder's proportionate equity interest in us (subject to the treatment of fractional shares), the number of authorized shares of Common Stock will not be reduced. This will increase significantly the ability of the Board to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws. We currently do not have any plans to issue additional shares of Common Stock, other than upon conversion of, or in payment of dividends on, the outstanding shares of Series E Preferred Stock, or upon exercise of outstanding options and warrants and pursuant to our director compensation plan. There are also certain outstanding stock options and warrants to purchase shares of Common Stock, as well as all of our outstanding preferred stock, which are convertible into or exchangeable for shares of Common Stock. Under the terms of the outstanding stock options and warrants and our preferred stock, the reverse stock split will effect a reduction in the number of shares of Common Stock issuable upon exercise or conversion of such stock options, warrants and preferred stock in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise or conversion price of such outstanding stock options, warrants and preferred stock. None of the rights currently accruing to holders of our common stock, options, warrants or preferred stock would be affected by the reverse stock split. The reverse stock split will increase the number of stockholders who own ‘‘odd lots’’ of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the Common Stock under the Exchange Act. Following the reverse stock split, the common stock will continue to be quoted on the OTCBB.

Effective Date.    The reverse stock split will become effective as of 5:00 p.m. Eastern Standard time on the date of filing of a certificate of amendment to our certificate of incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio.

Fractional Shares.    Our transfer agent may act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the ‘‘exchange agent.’’ No fractional shares of Common Stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Exchange Of Stock Certificates.    After the effective date of the reverse stock split, holders of pre-reverse split shares may surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s). Stockholders should not destroy any stock certificate which after the reverse stock split will represent that number of shares into which the shares represented by the old certificate have combined and converted. Stockholders who would like to exchange their old certificates for new certificates should contact our transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, telephone number: (212) 509-4000, attention: Roger Bernhammer.

Accounting Consequences.    The par value per share of Common Stock will remain unchanged at $0.01 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company's balance sheet attributable to the Common Stock will be reduced proportionally, based on the one-to-five exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse stock split, such as a change in total stockholders’ equity.

No Appraisal Rights.    Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter's rights with respect to the amendment to our certificate of incorporation to effect the reverse split and the Company will not independently provide the stockholders with any such right.

Material U.S. Federal Income Tax Considerations Of The Reverse Stock Split.    The following is a summary of material U.S. federal income tax considerations of the reverse stock split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, constructive sale or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws (including other U.S. federal tax laws). Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION AND THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

The reverse stock split is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not part of a plan to increase periodically a stockholder's proportionate interest in the assets or earnings and profits of the Company. Assuming the reverse split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged therefor. No gain or loss will be recognized by us as a result of the reverse stock split.

As soon as practicable following the Reverse Stock Split, the Company will provide a transmittal form that each stockholder of record on the effective date of the Reverse Stock Split should use to transmit certificates representing shares of Common Stock to the Transfer Agent for exchange or transfer. The transmittal form contains instructions for the surrender of pre-Reverse Stock Split certificates to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered its pre-Reverse Stock Split certificates together with a properly completed and executed transmittal form to the Transfer Agent.

Upon proper completion and execution of the transmittal form and its return to the Transfer Agent together with a stockholder’s pre-Reverse Stock Split certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates representing the number of whole shares of Common Stock, pre-Reverse Stock Split, into which the shares of Common Stock represented by the pre-Reverse Stock Split certificates are being converted as a result of the Reverse Stock Split. Until surrendered to the Transfer Agent, pre-Reverse Stock Split certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of Common Stock, post-Reverse Stock Split, to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not send their pre-Reverse Stock Split certificates to the Transfer Agent until after receiving instructions from the Transfer Agent following the Reverse Stock Split. Shares of Common Stock, pre-Reverse Stock Split, surrendered after the Reverse Stock Split will be replaced by certificates representing shares of Common Stock, post-Reverse Stock Split, as soon as practicable after such surrender. The Company shall bear all expenses of the exchange and issuance of new certificates, but not any expenses associated with any lost stock certificates.

Certificates representing shares of Common Stock, pre-Reverse Stock Split, that contain a restrictive legend will be exchanged for Common Stock, post-Reverse Stock Split, with the same restrictive legend. As applicable, the time period during which a stockholder has held the Common Stock, pre-Reverse Stock Split, will be included in the time period during which such stockholder actually holds the Common Stock, post-Reverse Stock Split, received for the purposes of determining the term of the restrictive period applicable to the Common Stock, post-Reverse Stock Split.

The Company believes that the federal income tax consequences of the Reverse Stock Split to holders of Common Stock will be as follows:

(i)	Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares;

(ii)	Except as explained in (v) below, the tax basis of the new post-split shares will equal the tax basis of the old pre-split shares exchanged therefore;

(iii)	Except as explained in (v) below, the holding period of the new post-split shares will include the holding period of the old pre-split shares if such old pre-split shares were held as capital assets;

(iv)	The conversion of the old pre-split shares into the new post-split shares will produce no taxable income or gain or loss to the Company;

(v)	The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL 4 — AMENDMENT TO CERTIFICATE OF INCORPORATION TO CREATE STAGGERED THREE-YEAR TERMS FOR THE BOARD OF DIRECTORS

The Company's Board of Directors proposed an amendment to the Company's Certificate of Incorporation (as amended) to create staggered three year terms for the members of the Board of Directors. Specifically, the Board will be classified into three different classes, and each class of director will have terms expiring in consecutive years (i.e., 2008, 2009, etc.). Currently, the Board of Directors consists of six (6) directors, of whom four (4) are independent directors. While all directors currently have terms expiring at the annual meeting of stockholders in 2007, the non-independent directors (Roy Roberts and Jeremy Dallow) will be eligible for one-year terms (i.e., terms expiring in 2008) and the independent directors will be eligible for terms expiring in 2009 and 2010.

Purpose of Creating Staggered Terms for the Board of Directors.

On December 1, 2005, a final judgment was entered against the Company in the United States District Court for the Southern District of New York in the matter Securities and Exchange Commission v. Cedric Kushner Promotions, Inc., et al. (the Company was then known as Cedric Kushner Promotions, Inc.). The judgment provided, in relevant part, that the Company must ‘‘stagger the board of directors; for purposes of transitioning the board to the staggered system, the inside seat(s) shall serve a one-year initial term, one independent shall serve a two-year initial term and all remaining independent seats shall serve a three-year initial term.’’ Thus, the Company is compelled by this judgment to create a staggered Board. Section 141(d) of the Delaware General Corporation Law requires the shareholders to approve the creation of such a staggered Board.

Amendment to Certificate of Incorporation.

The amendment to the Company's Certificate of Incorporation shall be filed with the Delaware Secretary of State so that Article SIXTH of the Certificate of Incorporation (as amended) shall read as follows:

SIXTH: The following provisions shall apply with respect to the board of directors of the Corporation:

(a)    NUMBER OF DIRECTORS

The number of directors shall be fixed from time to time by, or in the manner provided in, the by-laws of the Corporation or any certificate of designation with respect to a series of Preferred Stock, provided that in no event shall the number of directors be less than two.

(b)    ELECTION OF DIRECTORS

Elections of directors need not be by written ballot unless otherwise provided in the by-laws of the Corporation.

(c)    CLASSES OF DIRECTORS

The board of directors shall be divided into three classes, consisting of Class I, Class II and Class III. No class of directors shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, except as otherwise may be provided from time to time by the board of directors.

(d)    TERMS OF OFFICE

Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 2008, each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2009 and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2010 and provided further that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

(e)    ALLOCATION OF DIRECTORS AMONG CLASSES UPON CHANGES IN AUTHORIZED NUMBER OF DIRECTORS

In the event of any increase or decrease in the authorized number of directors, (1) each director then serving shall continue as a director of the class of which such director is a member and (2) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, except as otherwise may be provided from time to time by the board of directors.

(f)    REMOVAL

Directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the Corporation issued and outstanding and entitled to vote.

The advantages of adopting this amendment include compliance with the foregoing Court Order as well as a level of stability on the Board as the directors serve for three-year terms. However, the existence of such a Board could inhibit the ability of shareholders to change the control of the Board over a period of less than two consecutive annual meetings.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘‘FOR’’ THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CREATE STAGGERED THREE YEAR TERMS FOR THE BOARD OF DIRECTORS.

Additional Information

As of the date of this statement, management does not know of any other matter or business which may be brought before the meeting; but if any other matter or business comes before the meeting, it is intended that a vote will be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same.

Shareholder Proposals to be Presented at the 2007 Annual Meeting Of Shareholders

In accordance with Rule 14a-8 of the Exchange Act, any shareholder who wishes to present a proposal at the 2007 annual meeting of shareholders and to include the proposal in the proxy statement and form of proxy for such meeting must deliver the proposal to the Company’s principal executive offices no later than the close of business on January 31, 2007. Proposals should be addressed to the Secretary, Ckrush, Inc., 336 West 37th Street, Suite 410, New York, New York 10018.

Pursuant to Rule 14a-4(c)(1) of the Exchange Act, if a shareholder who intends to present a proposal at the 2007 annual meeting of shareholders does not notify the Company of such a proposal on or before January 31, 2007, then proxies received by the Company for that meeting will be voted by the persons named as such proxies in their discretion with respect to such proposals. Notices of such proposals are to be sent to the above address.

Inspectors of Election

Jan E. Chason has been appointed as Inspector of Election for the Company’s special meeting. Representatives of Continental Stock Transfer & Trust Company will attend the special meeting to receive votes and ballots, supervise the counting and tabulating of all votes and ballots, and determine the results of the vote.

Cost of Solicitation

The cost of soliciting proxies will be borne by the Company. The Company asks banks, brokerage houses, other custodians, nominees and fiduciaries to forward copies of the proxy material to beneficial owners of shares or to request authority for the execution of proxies; and the Company has agreed to reimburse reasonable out-of-pocket expenses incurred. In addition to solicitations by mail, regular employees of the Company, may, without extra remuneration, solicit proxies personally, or by telephone.

/s/ Jan E. Chason
Jan E. Chason, Secretary

December 12, 2006

Appendix A

CKRUSH, INC.

2006 LONG-TERM INCENTIVE PLAN

1.Purpose.    The purpose of this 2006 Long-Term Incentive Plan (the ‘‘Plan’’) of Ckrush, Inc., a Delaware corporation (the ‘‘Company’’), is to advance the interests of the Company and its stockholders by providing a means to attract, retain and reward executive officers and other key employees and consultants of, and service providers to, the Company and its subsidiaries, and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting the creation of long-term value for stockholders by closely aligning the interests between such persons and the Company's stockholders.

2. Definitions.    In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

‘‘Annual Incentive Award’’ means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

‘‘Award’’ means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

‘‘Beneficiary’’ means the legal representatives of the Participant's estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant's Award upon a Participant's death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the ‘‘Beneficiary’’ instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant's Award upon such Participant's death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant's spouse shall be subject to the written consent of such spouse.

‘‘Board’’ means the Company's Board of Directors.

‘‘Cause’’ shall mean (i) the occurrence of a breach of any material covenant contained in the Participant's Employment Agreement with the Company, if any, and the failure to cure such breach within thirty (30) days following the Participant's receipt of written notice with respect thereof; or (ii) the Participant's willful malfeasance, gross negligence or gross or willful misconduct in the performance of his duties hereunder after thirty (30) days prior written notice to the Participant specifying the basis of such neglect and the failure of the Participant to correct such neglect; or (iii) the Participant's theft or embezzlement from the Company; or (iv) the Participant's conviction of a felony under the laws of the United States or any state of the United States; or (v) a final order by the Securities and Exchange Commission pertaining to the Participant that could reasonably be expected to impair or impede the Participant from performing the functions and duties contemplated by his or her position with the Company.

‘‘Change in Control’’ and related terms have the meanings specified in Section 9.

‘‘Code’’ means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

‘‘Committee’’ means the Compensation Committee of the Board or such other Board Committee as may be designated by the Board to administer the Plan. The full Board may perform any function of the Committee hereunder, in which case the term ‘‘Committee’’ shall refer to the Board.

‘‘Converted Stock Equivalent’’ means the number of shares of Stock to which the outstanding Preferred Stock, $.01 par value, of the Company could be converted as of any date of determination.

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‘‘Covered Employee’’ means an Eligible Person who is a Covered Employee as specified in Section 11(j).

‘‘Deferred Stock’’ means a right, granted to a Participant under Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period. Deferred Stock may be denominated as ‘‘stock units,’’ ‘‘restricted stock units,’’ ‘‘phantom shares,’’ ‘‘performance shares,’’ or other appellations.

‘‘Disability’’ shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

‘‘Dividend Equivalent’’ means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

‘‘Effective Date’’ means the effective date specified in Section 11(p).

‘‘Eligible Person’’ has the meaning specified in Section 5.

‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

‘‘Fair Market Value’’ means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee; provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the closing price as reported in The Wall Street Journal (or other reporting service approved by the Committee).

‘‘Incentive Stock Option’’ or ‘‘ISO’’ means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

‘‘Non-Qualified Stock Option’’ means any Option not designated as an Incentive Stock Option or ISO within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

‘‘Option’’ means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

‘‘Other Stock-Based Awards’’ means Awards granted to a Participant under Section 6(h).

‘‘Participant’’ means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

‘‘Performance Award’’ means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

‘‘Qualified Member’’ means a member of the Committee who is a ‘‘Non-Employee Director’’ within the meaning of Rule 16b-3(b)(3) and an ‘‘outside director’’ within the meaning of Regulation 1.162-27 under Code Section 162(m).

‘‘Restricted Stock’’ means Stock granted to a Participant under Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

‘‘Rule 16b-3’’ means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

‘‘SAR’’ or ‘‘Stock Appreciation Rights’’ means a right granted to a Participant under Section 6(c).

‘‘Stock’’ means the Company's Common Stock, $.01 par value, and any other equity securities of the Company that may be substituted or resubstituted for Stock or any other equity securities pursuant to Section 11 hereof.

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3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11 (b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

(b) Manner of Exercise of Committee Authority. At anytime that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as ‘‘performance-based compensation’’ within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the fullest extent authorized under applicable provisions of the Delaware General Corporation Law, the Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not cause Awards intended to qualify as ‘‘performance-based compensation’’ under Code Section 162(m) to fail to so qualify.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegate shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed 10% of the total of (i) the number of shares of Stock outstanding at the time of such grant and (ii) the Converted Stock Equivalents

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outstanding at the time of such grant, including the number of shares which become available in accordance with Section 4(b) after the Effective Date. In order that applicable regulations under the Code relating to ISOs shall be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of ISOs shall be 10% of the total of (i) the number of shares of Stock outstanding at the date of the adoption of the Plan by the Board of Directors and (ii) the Converted Stock Equivalents outstanding at the date of the adoption of the Plan by the Board of Directors, subject in each case to adjustment as provided in Section 11(c) and, if necessary to satisfy such regulations, that same maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award). Any shares of Stock delivered under the Plan may consist of authorized and unissued shares, or treasury shares or shares acquired in the market place for a Participant's Account.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares that are potentially deliverable under an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan. Shares that have been issued in connection with an Award (e.g., Restricted Stock) that are canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan. The foregoing notwithstanding, if issued shares are returned to the Company, including upon a cash out of Restricted Stock, surrender of shares in payment of an exercise price or taxes relating to an Award, or withholding of shares in payment of taxes upon vesting of Restricted Stock, such shares shall not become available again under the Plan if the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, and otherwise shares shall not become available under this Section 4(b) in an event that would constitute a ‘‘material revision’’ of the Plan subject to shareholder approval under then applicable rules of any exchange or other authority to which the Company is then subject. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the share limit imposed to conform to the Treasury regulations governing ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code. Because shares will count against the number reserved in Section 4(a) upon delivery, and subject to the share counting rules under this Section 4(b), the Committee may determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

5. Eligibility and Certain Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an ‘‘Eligible Person’’ means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a non-employee consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

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(b) Annual Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as ‘‘performance-based compensation’’ under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). Subject to Section 4(a), a Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 100,000 shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in Section 6), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $600,000 plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) ‘‘earning’’ means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6. Specific Terms of Awards.

(a) General: Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and Non-Qualified Stock Options) shall be determined by the Committee, provided that the exercise price per share of Stock purchasable under an ISO shall be not less than the Fair Market Value of a share of Stock on the date of grant of such ISO, subject to Section 8(a).

(ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO or SAR in tandem therewith exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Section 11(k)), including, without limitation, cash, Stock (including through withholding of Stock deliverable upon exercise, if such withholding will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through ‘‘cashless exercise’’ arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of

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shares representing the Option ‘‘profit,’’ at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii) Unless otherwise designated by the Committee in connection with the grant of an Option, subject to the terms and conditions set forth in this Section 6, each Option shall become vested and exercisable over a three year period, with 1/36 of the Option shares vesting during each of the successive 36 months on the same day of the month as the date of grant of the Option, beginning in the month following the date of grant.

(iv) If the date of grant of an Option is the 31st day of a month, 1/36 of the Option shares shall vest on the last day of each of the successive 36 months, beginning in the month following the date of grant.

(v) For purposes of determining the vesting date of Option shares in the month of February, Options with a date of grant of the 29th or 30th day of the month shall vest on the 28th day of February. In a leap year, such Options shall vest on the 29th day of February.

(vi) If a Participant's employment termination occurs due to the Participant's death or Disability (as defined in Section 2 of the Plan), the Participant (or the Participant's authorized representative) will be permitted to exercise the Participant's vested Options until the earlier of: (a) the date which is twelve (12) months from the date of the Participant's employment termination; and (b) the expiration of the term of the Option. Any Options which were not vested as of the Participant's employment termination date shall become immediately cancelled and of no further force or effect upon the date of the termination of the Participant's employment.

(vii) If a Participant's employment with the Company is terminated for other than Cause, death or Disability, all of the Participant's Options which are vested and unexercised as of the date of the Participant's employment termination may be exercised until the earlier of: (a) the date which is ninety (90) days after the Participant's employment termination date; and (b) the expiration of the term of the Option. Any Options which were not vested as of the Participant's employment termination date shall become immediately cancelled and of no further force or effect upon the date of the termination of the Participant's employment.

(viii) Nothing in this Section shall extend the duration of any Options granted hereunder beyond the last date of the term of the Option, unless such an extension is specifically authorized in writing by the Board or the Committee.

(ix) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a ‘‘Limited SAR,’’ the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and the maximum term of a SAR, which in no event shall exceed a period of ten years from the date of grant. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified

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by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may

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determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof (subject to Section 11(k)), as determined by the Committee at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. Performance Awards, Including Annual Incentive Awards.

(a) Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof,

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upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as ‘‘performance-based compensation’’ under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as ‘‘performance-based compensation’’ for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being ‘‘substantially uncertain.’’ The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall be used by the Committee in establishing performance goals for such Performance Awards: (1) revenues; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created or added; (7) operating margin or profit margin; (8) stock price or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or value added, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given Performance Period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

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(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as ‘‘performance-based compensation’’ for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as ‘‘performance-based compensation’’ for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i) Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that performance period. The amounts potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii) Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

(d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company,

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any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 11(k), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award may be applied as payment toward the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Section 11(k)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (subject to Section 11(k)). Installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 11(k)) in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

9. Change in Control.

(a) Effect of ‘‘Change in Control’’ on Non-Performance Based Awards. In the event of a ‘‘Change in Control,’’ the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

(i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond the Change in Control and subject to applicable restrictions set forth in Section 11(a);

(ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for Cause, subject only to applicable restrictions set forth in Section 11(a); and

(iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares

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of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award. In addition, the Committee may provide that Options and SARs shall be subject to a mandatory cash-out in lieu of accelerated vesting, in order to limit the extent of ‘‘parachute payments’’ under Sections 280G and 4999 of the Code.

(b) Effect of ‘‘Change in Control’’ on Performance-Based Awards. In the event of a ‘‘Change in Control’’ with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

(c) Definition of ‘‘Change in Control.’’ The term ‘‘Change in Control’’ shall have the meaning set forth in the Participant's employment agreement with the Company, if any, and if not, then (i) the sale by the Company of all or substantially all of its assets to any individual, partnership, corporation, firm, trust, corporation or other entity (‘‘Person’’), (ii) the consolidation of the Company with any Person, (iii) the merger of the Company with any Person as a result of which merger the Company is not the surviving entity, or (iv) the sale or transfer of shares of the Company by the Company and/or any one or more of its shareholders, in one or more related transactions, to one or more persons under circumstances whereby any Person shall own, after such sales and transfers, at least one-half of the shares of the Company having voting power for the election of directors.

(d) Definition of ‘‘Change in Control Price.’’ The ‘‘Change in Control Price’’ means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10. Additional Award Forfeiture Provisions.

(a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a ‘‘Forfeiture Event’’), all of the following forfeitures will result, such forfeitures to be effective at the later of the occurrence of the Forfeiture Event or the Participant's termination of employment:

(i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefore by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Participant's employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this-Section, the term ‘‘Award Gain’’ shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award

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granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection with such settlement.

(b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant's employment by the Company or a subsidiary or affiliate or during the one-year period following termination of such employment:

(i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate, or other company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company's current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process;

(iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested;

(iv) The Participant violates the material terms of any agreement entered into with the Company, including but not limited to an applicable employment agreement. Whether a Participant violates the material terms of any such agreement shall be determined within the sole discretion of the Committee; or

(v) The Participant is terminated for Cause.

(c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the

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Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 10(a) and 10(b).

(d) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares

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of Stock by which annual per-person Award limitations are measured under Section 5(b) (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 11(k)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as ‘‘performance-based compensation’’ under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as ‘‘performance-based compensation’’ under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as ‘‘performance-based compensation’’ under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i) Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, except a greater amount of Stock may be withheld if such withholding would not result in additional accounting expense to the Company.

(ii) Required Consent to and Notification of Code Section 83 (b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83 (b) or other applicable provision.

(iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided,

15

however, that any amendment to the Plan shall be submitted to the Company's stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award.

(f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or its subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant's payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an ‘‘unfunded’’ plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the ‘‘unfunded’’ status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified ‘‘performance-based compensation’’ within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

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(k) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(l) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(m) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(n) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements (unless an employment agreement entered into between the Company and the Participant specifically provides contradictory terms, in which case the terms of the employment agreement shall govern), promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(o) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present in person or by proxy and entitled to vote on the subject matter at a duly held meeting of stockholders at which a quorum is present. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

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PROXY
CKRUSH, INC.

Proxy Solicited on Behalf of the Board of Directors of
Ckrush, Inc. for A Special Meeting of Stockholders, January 25, 2007

The undersigned, a shareholder of Ckrush, Inc. (the ‘‘Company’’) hereby constitutes and appoints Jeremy Dallow (with full power of substitution), proxies to vote all the shares of the Common Stock of the Company registered in the name of the undersigned at a Special Meeting of Stockholders of the Company to be held on Thursday, January 25, 2007 at 9:30 a.m. and at any adjournments thereof, on matters coming before said meeting.

This proxy when properly executed will be voted as specified by the stockholder. If no specifications are made, the proxy will be voted FOR each Proposal.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?

CKRUSH, INC.
336 West 37th Street
Suite 410
New York, New York 10018

YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Special Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

(Continued, and to be signed and dated, on reverse side.)

  Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

1.    Approval of the 2006 Long Term Incentive Plan.

FOR	AGAINST	ABSTAIN

2.    Approval of increase in authorized common stock.

FOR	AGAINST	ABSTAIN

3.    Approval of the reverse stock split.

FOR	AGAINST	ABSTAIN

4.    Approval of staggered terms for the Board of Directors.

FOR	AGAINST	ABSTAIN

5.	In his discretion, to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted as specified by the stockholder. If no specifications are made, the proxy will be voted FOR each Proposal.

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:                                              Date

Signature:                                              Date